POWER OF ATTORNEY

The undersigned, Angela K. Fontana of Everlake Life Insurance Company (“Company”), constitutes and appoints Tyler (Doney) Largey and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 19, 2025

/s/ Angela K. Fontana
Angela K. Fontana
Director, Senior Vice President,
Chief Legal Officer and Secretary

POWER OF ATTORNEY

The undersigned, Laurie L. Harris of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 19, 2025

/s/ Laurie L. Harris
Laurie L. Harris
Director

POWER OF ATTORNEY

The undersigned, Michael Hartt of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 20, 2025

/s/ Michael Hartt
Michael Hartt
Chief Accounting Officer and Senior Vice President

POWER OF ATTORNEY

The undersigned, Michael W. Hovey of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 20, 2025

/s/ Michael W. Hovey
Michael W. Hovey
Director and Chairman of the Board

POWER OF ATTORNEY

The undersigned, Johnny Johns of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 19, 2025

/s/ Johnny Johns
Johnny Johns
Director

POWER OF ATTORNEY

The undersigned, Ted M. Johnson of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Tyler (Doney) Largey, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 19, 2025

/s/ Ted M. Johnson
Ted M. Johnson
Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

The undersigned, Tyler (Doney) Largey of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 19, 2025

/s/ Tyler (Doney) Largey
Tyler (Doney) Largey
Director, President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned, Philip Sherrill of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 20, 2025

/s/ Philip Sherrill
Philip Sherrill
Director

POWER OF ATTORNEY

The undersigned, Susan E. Voss of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 19, 2025

/s/ Susan E. Voss
Susan E. Voss
Director

POWER OF ATTORNEY

The undersigned, Bonnie G. Wasgatt of Everlake Life Insurance Company (“Company”), constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Registration Statements and amendments thereto under Everlake Life Insurance Company pertaining to the following annuity contracts and account options:

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal and AIM Lifetime America Freedom

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor – STI, and Advisor Preferred – STI

Registration Statements and amendments thereto under Everlake Financial Advisors Separate Account I and Everlake Life Insurance Company, Registration Nos.:

•333-114560
•333-114561
•333-114562
•333-102295

March 19, 2025

/s/ Bonnie G. Wasgatt
Bonnie G. Wasgatt
Director